                                                                   Exhibit 10.30


                                                               Customer No. 1158


                       MASTER LOAN AND SECURITY AGREEMENT


     THIS AGREEMENT dated as of May 13, 1998, is made by Paradigm Genetics, Inc. (the "Borrower"), a North Carolina corporation having its principal place of business and chief executive office at 104 Alexander Drive, Building 2, P.O. Box 14528, Research Triangle Park, North Carolina, 27709-4528 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal place at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

     WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

     WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

          SECTION 1.  DEFINITIONS.
                      -----------

     As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Agreement shall mean this Master Loan and Security Agreement together with all
---------
schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other
--------------
jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday
------------
or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).
----

Collateral shall have the meaning specified in Section 2.
----------

Effective Day shall mean the date on which all of the conditions specified in
-------------
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.
---------

Event of Default shall mean any event specified in Section 7.
----------------

Financial Statements shall have the meaning specified in Section 6.1.
--------------------

GAAP shall mean generally accepted accounting principles in the United States of
----
America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender to
-----
the Borrower in accordance with the terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all
--------------
other documents, agreements, certificates instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material
-----------------------
adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material
-----------------------
adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the
----
Lender, as amended, supplemented, or otherwise modified from time to time.

Obligations shall mean all indebtedness, obligations, and liabilities of the
-----------
Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes or, otherwise.

Permitted Liens shall mean such of the following as to which no enforcement,
---------------
collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demand of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course or business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default.

Person shall mean any individual, sole proprietorship, partnership, limited
------
liability partnership, joint venture, trust, unincorporated, organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by
--------
the Borrower to the lender from time to time.

Solvent means, with respect to any Person, that as of the date to which such
-------
Person's insolvency is measured:

     (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured:

     (b) it has sufficient capital to conduct its business; and

     (c) it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.
-----

     SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

          SECTION 3.  THE CREDIT FACILITY.

     SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $75,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything hereto to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Section 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligations to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of November 23, 1998 and attached hereto as Exhibit A (the "Commitment Letter").

     SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

     SECTION 3.3.  CONDITIONS TO INITIAL LOAN.

     (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

             (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

             (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related such initial Loan;

             (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

             (iv) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

             (v) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

             (vi) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; and

             (vii) such other agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

     (b) There shall be no pending or, to the knowledge of the Borrower, after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

     (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

     (d) The security interests in the Equipment related to the initial Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens.

     SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

          (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

          (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

          (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

          (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the make of the requested Loan as of the date of such request; and

          (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

          SECTION 4.  THE BORROWER'S REPRESENTATIONS AND WARRANTIES.
                      ---------------------------------------------

     SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or purposes to be, engaged, and (c) is duly qualifed and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

     SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

     SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

     SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

     SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

     SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

     SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

     SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

     SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

     SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

          SECTION 4.12. PRICE OF EQUIPMENT. The cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

          SECTION 5.  COVENANTS OF THE BORROWER.
                      -------------------------

          SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower,
(c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

          SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral, in such detail, form, and, scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

          SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

          SECTION 5.5. Taxes. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

          SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

          SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

          SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

          SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

          SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

          SECTION 5.11 NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

          SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower, (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

          SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

          SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

          SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

          SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

          SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information.

          SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial

Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

          SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

          SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

          (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

          (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or
5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

          (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

          (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

          (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

          (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;


          (h) the Borrower shall default in indebtedness in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

          (i) the Borrower suffers or sustains a Material Adverse Change;

          (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

          (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

          (1) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

          (m) there is a change in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.


          SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

          (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

          (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

          (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjoined.

          (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

         SECTION 9.    MISCELLANEOUS PROVISIONS.
                       ------------------------

          SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to Paradigm Genetics, Inc., P.O. Box 14528, 104 Alexander Drive, Building 2, Research Triangle Park, North Carolina 27709-4528, Attention: Chief Financial Officer or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

          SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

          SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

          SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

          SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

          SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

          SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

          SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

          SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                            PARADIGM GENETICS, INC.

                          By: /s/ John Ryals
                              _____________________________________________
                              Name: John Ryals
                              Title: President and Chief Executive Officer Federal Tax ID: 56-2047837

Accepted as of the
 14  day of May, 1999
----

TRANSAMERICA BUSINESS CREDIT CORPORATION

By_________________________________________________
Name:
Title:

                                   EXHIBIT A
                                   ---------

November 23, 1998

                                    Revised

Mr. Geoffrey Grisharn
Chief Financial Officer
Paradigm Genetics, Inc.
P.O. Box 14528
104 Alexander Drive, Building 2
Research Triangle Park, North Carolina 27709-4528

Dear Jeff:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer financing for the Equipment described in this letter to Paradigm Genetics, Inc. ("Borrower"). This Commitment supersedes all prior correspondence, proposals, and oral or other communications relating to financing arrangements between Borrower and Lender.

The outline of this offer is as follows:

LENDER:                       Transamerica Business Credit Corporation
-------                       Technology Finance Division and/or its affiliates,
                              successors or assigns.

BORROWER:                     Paradigm Genetics, Inc.
--------

LOAN AMOUNT:                  Not to exceed $3,000,000 in the aggregate, of
-----------                   which up to $          1,200,000 may be for soft
                              costs.

EQUIPMENT:                    Laboratory equipment, computer hardware
---------                     and software and office equipment (all subject to
                              Lender's approval prior to funding) (the
                              "Equipment").

LOCATION OF EQUIPMENT:        North Carolina
---------------------

DRAW-DOWN EXPIRATION:         No Loans will be funded after December 31, 1999.
--------------------

SECURITY:                     Lender shall receive a perfected first
--------                      priority security interest in the Equipment
                              described above, including, without limitation, all additions, improvements, repairs, appurtenances, substitutions and attachments, and all cash and non-cash proceeds (including insurance proceeds) of the foregoing.

LOAN TERM:                    Each Loan Term will commence upon delivery of the
---------                     equipment or upon each delivery of items of
                              equipment having an aggregate cost
                              of not less than $75,000, and will continue through 48 months from the first day of the month next following or coincident with commencement of that Loan Term.

PAYMENT TERMS:                Monthly Payments equal to a percentage of the
-------------                 principal amount of each Loan will be payable
                              monthly in advance, The first Monthly Payment will be due and payable on or before the comment of each Loan .

                              Monthly Payments will be as follows:

                              Months 1.12 1.0625%
                              Months 13-48 3.0903%

ADJUSTMENT TO                 Lender reserves the right to increase the rate set
-------------                 forth above as of the date each Loan Term
PAYMENTS                      commences proportionally to the change in the
--------                      weekly average of the interest rates of four-year
                              U.S. Treasury Securities (as published in the Wall
                              Street Journal) from the week ending November 13, 1998 to the week preceding the commencement of such Loan Term. As of the date of each Loan Term commences, the Monthly Payment will be fixed for that entire Loan Term. A schedule of actual
                              Monthly Payment amounts will be provided by the Lender following commencement of each Loan Term.

BALLOON PAYMENT:              At the end of the 48 month term, the Borrower
----------------              shall be obligated to make one final balloon
                              payment equal to 10% of the original principal amount of the Loan, plus any other amounts due and owing to Lender.

INTERIM PAYMENT:              Interim Payment will accrue from the date each
---------------               Loan Term commences until the next following first
                              day of a month (unless the Loan Term commences on the first day of a month). Interim Payment will be calculated at the daily equivalent of the currently adjusted Monthly Payment.

INSURANCE:                    Prior to any delivery of Equipment, the
---------                     Borrower will furnish confirmation of insurance
                              acceptable to the Lender covering the Equipment including primary, all risk, physical damage, property damage and bodily injury with appropriate loss payee and additional insured endorsements in favor of the Lender.

CONDITIONS PRECEDENT          Each Loan will be subject to the following:
--------------------          1.  No material adverse change in the financial
TO LENDING:                       condition, operations or prospects of the
----------                        Borrower prior to funding. The Lender reserves
                                  the right to rescind any unused portion
                                  of its commitment in the event of a material adverse change in the financial condition, operation or prospects of the Borrower.
                              2.  Completion of the documentation and final
                                  terms of the proposed financing satisfactory to Lender and Lender's counsel.
                              3.  Results of all due diligence, including lien,
                                  judgment and tax search and other matters
                                  Lender may request shall be satisfactory to Lender and Lender's counsel.
                              4.  Receipt by Lender of duly executed loan
                                  documentation in form and substance
                                  satisfactory to Lender and its counsel.
                              5.  Lender shall receive a valid and perfected
                                  first priority lien and security interest in the Equipment and Lender shall have received satisfactory evidence that there are no liens on the Equipment except as expressly permitted herein.

ADDITIONAL COVENANTS:         The Borrower will be required to provide quarterly
---------------------         financial information to Lender. There shall be no
                              actual or threatened conflict with, or violation of, any regulatory statute, standard or rule relating to the Borrower, its present or future operations, or the Equipment.

                             Any information supplied by the Borrower shall be correct and shall not omit any statement necessary to make the information supplied not be misleading. There shall be no material breach of the representations and warranties of the Borrower in the Loan. The representations shall include that the Equipment Cost of each item of the Equipment does not exceed the fair and usual price for such type of Equipment purchased in the like quantity purchased of such item and reflects all discounts, rebates and allowances for the Equipment given to Borrower by the manufacturer, supplier or nay other person including, without limitation, discounts for advertising, prompt payment, testing or other services.

FEES AND EXPENSES:           All costs and expenses incurred by the Lender in
-----------------            connection with the underwriting and closing of the
                             Loans will be paid by the Borrower whether or not any Loans are consummated and funds are advanced by the Lender.

LAW:                         This letter and the proposed Loan are intended to
---                          be governed by and construed in accordance with
                             Illinois law without regard to its conflict of law provisions.

INDEMNITY:                   Borrower agrees to indemnify and hold harmless
---------                    Lender, and its officers, directors and employees
                             against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

CONFIDENTIALITY:             This letter is delivered to you with the
---------------              understanding that neither it nor its substance
                             shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you (such as your legal counsel and accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions Borrower and its agents agree to be bound by upon acceptance of this letter.

                             Without limiting the generality of the foregoing, none of such persons shall use or refer to Lender or to any affiliate name in any disclosures made in connection with any of the transactions without Lender's prior written consent.

                             Upon completion of the initial takedown by Borrower, the Borrower will no longer be required to obtain Lender's prior written consent to disclose the transaction contemplated hereby. In addition, the Borrower agrees to provide camera-ready artwork of typestyles and logos of the Borrower for use in promotional material by the Lender.

CONDITIONS OF ACCEPTANCE:    This Commitment Letter is intended to be a
------------------------     summary of the most important elements of the
                             agreement to enter into a loan transaction with Borrower, and it is subject to all requirements and conditions contained in Loan documentation proposed by the Lender or its counsel in the course of closing the Loans described herein. Not every provision that imposes duties, obligations, burdens, or limitations on Borrower is contained herein, but shall be contained in the final Loan documentation satisfactory to Lender and its counsel.

                             EACH OF THE PARTIES HERETO IRREVOCABLY AND
                             UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY
                             JURY IN ANY SUIT, ACTION, PROCEEDING OR
                             COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

APPLICATION FEE:             The $30,000 Application Fee previously paid will
---------------              be first applied to the reasonable costs and
                             expenses of the Lender in connection with the transaction, and any remainder shall be applied pro-rata to the second month's payment under each Loan.

COMMITMENT EXPIRATION:       This Commitment shall expire on November 30,
---------------------        1998, unless prior thereto either extended in
                             writing by the Lender or accepted by the Borrower.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by November 30, 1998.

                       Yours truly,

                       TRANSAMERICA BUSINESS CREDIT
                       CORP-TECHNOLOGY FINANCE DIVISION

                       By: /s/ Gerald A. Michaud
                           ---------------------
                           Gerald A. Michaud
                           Senior Vice President-Marketing

Accepted this  21  day of November, 1998
              ----

PARADIGM GENETICS, INC.

By: /s/ John Ryals
    --------------------
Title: CEO/President
       -----------------

                            SECRETARY'S CERTIFICATE


          I, Henry P. Nowak, hereby state that I am the duly elected, acting and qualified Secretary of Paradigm Genetics, Inc., a North Carolina corporation (the "Company"), and that:

          (a) Through a unanimous consent at a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the 25th day of March, 1999, signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:


     RESOLVED, that the form, terms, and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation (the "Agreements"), and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents, instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments, and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved; and be it further.

     RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

         (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

         (iii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

Name                    Office            Signature
---------------  --------------------  ---------------
John A. Ryals    President/CEO         /s/ John Ryals
---------------  --------------------  ---------------
Ian Howes        V.P./CFO              /s/ Ian Howes
---------------  --------------------  ---------------
Henry Nowak      V.P./General Counsel  /s/ Henry Nowak
---------------  --------------------  ---------------


     IN WITNESS WHEREOF, I have executed this Certificate, this 14th day of May,
                                                                -----          -
1999.

                         /s/ Henry Nowak
                         ---------------
                         Secretary


[CORPORATE SEAL]